UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2011

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07             Submission of Matters to a Vote of Security Holders.

WellCare Health Plans, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 25, 2011 (the “Annual Meeting”) at the Company’s corporate headquarters in Tampa, Florida.  37,683,677 shares of the Company’s common stock, or 88.5% of the shares of the Company’s common stock issued and outstanding on the record date, were present in person or represented by proxy at the Annual Meeting.  Summarized below are descriptions of the proposals voted on at the Annual Meeting and the final results of such voting:

Proposal One: Election of directors

As described in the Company’s proxy statement, the Company’s Board of Directors (the “Board”) nominated ten individuals to serve as directors for a one-year term to expire at the Company’s 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified.  All such nominees were elected by a majority of the votes cast, as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Charles G. Berg	34,138,677	834,792	1,873	2,708,335
Carol J. Burt	32,699,245	2,269,692	6,405	2,708,335
Alec Cunningham	34,224,250	749,219	1,873	2,708,335
David J. Gallitano	30,738,470	4,231,378	5,494	2,708,335
D. Robert Graham	33,184,750	1,785,326	5,266	2,708,335
Kevin F. Hickey	29,591,677	5,380,780	2,885	2,708,335
Christian P. Michalik	33,188,500	1,781,728	5,114	2,708,335
Glenn D. Steele Jr., M.D.	34,216,726	753,350	5,266	2,708,335
William L. Trubeck	34,218,100	751,748	5,494	2,708,335
Paul E. Weaver	32,713,434	2,256,824	5,084	2,708,335

Proposal Two:  Ratification of appointment of independent registered public accounting firm

The Company’s stockholders ratified the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,556,807	121,084	5,786	0

Proposal Three:  Advisory vote on the compensation of the Company’s named executive officers (“Say on Pay”)

The Company’s stockholders approved the following resolution (the “Say on Pay Resolution”):

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion disclosed in the Company’s 2011 Proxy Statement, is hereby APPROVED.”

The Say on Pay Resolution was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,329,129	6,641,035	5,178	2,708,335

Proposal Four:  Advisory vote on the frequency of the Say on Pay advisory vote

Stockholders indicated to the Company through this advisory vote that they prefer an annual Say on Pay vote.  The vote results for Proposal Four were:

1 Year	2 Years	3 Years	Abstain
31,730,994	37,133	3,200,008	7,207

As stated in the Company’s most recent proxy statement, the Board had recommended to stockholders that they vote for annual Say on Pay votes.  Based on the Board’s previous discussions and recommendation, and the outcome of the non-binding advisory vote on Proposal Four, the Board has determined that the Company will have annual Say on Pay advisory votes.

Proposal Five:  Stockholder proposal regarding a political contributions and expenditures report

The stockholder proposal regarding a political contributions and expenditures report was defeated by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,703,163	15,851,445	7,420,734	2,708,335

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2011	WELLCARE HEALTH PLANS, INC. /s/ Timothy S. Susanin
Timothy S. Susanin
Senior Vice President, General Counsel and Secretary